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                                                               Exhibit (m)(4)(f)

                                     FORM OF
                                  SCHEDULE A-9
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS C DISTRIBUTION PLAN
                             EFFECTIVE:       , 2000


Name of Fund Adopting this Plan          Date of Original Plans (Inception Date)
-------------------------------          ---------------------------------------

Eaton Vance Tax-Managed America Fund                 N/A
Eaton Vance Tax-Managed New America Fund             N/A